Putnam Focused Large Cap Value ETF
The fund's portfolio
5/31/24 (Unaudited)

COMMON STOCKS (95.9%)(a)
	Shares	Value
Aerospace and defense (1.3%)
Northrop Grumman Corp.	17,834	$8,039,032

		8,039,032
Air freight and logistics (1.8%)
FedEx Corp.	44,570	11,318,997

		11,318,997
Automobiles (1.8%)
General Motors Co.	240,694	10,828,823

		10,828,823
Banks (6.3%)
Bank of America Corp.	534,867	21,389,331
Citigroup, Inc.	267,435	16,663,875

		38,053,206
Beverages (2.6%)
Coca-Cola Co. (The)	249,398	15,694,616

		15,694,616
Biotechnology (4.1%)
AbbVie, Inc.	44,537	7,181,146
Regeneron Pharmaceuticals, Inc.(NON)	17,834	17,480,173

		24,661,319
Building products (2.4%)
Johnson Controls International PLC	196,121	14,103,061

		14,103,061
Capital markets (4.6%)
Charles Schwab Corp. (The)	151,549	11,105,511
Goldman Sachs Group, Inc. (The)	35,657	16,278,134

		27,383,645
Chemicals (2.7%)
Corteva, Inc.	142,633	7,978,890
Eastman Chemical Co.	80,233	8,130,010

		16,108,900
Consumer finance (2.5%)
Capital One Financial Corp.	106,969	14,722,143

		14,722,143
Consumer staples distribution and retail (5.4%)
BJ's Wholesale Club Holdings, Inc.(NON)	124,801	10,991,224
Walmart, Inc.	321,055	21,112,577

		32,103,801
Containers and packaging (1.4%)
Ball Corp.	124,801	8,664,933

		8,664,933
Electric utilities (5.4%)
Constellation Energy Corp.	44,590	9,687,178
Exelon Corp.	240,696	9,038,135
NRG Energy, Inc.	169,066	13,694,346

		32,419,659
Financial services (3.3%)
Apollo Global Management, Inc.	169,377	19,674,832

		19,674,832
Health care providers and services (5.1%)
Cigna Group (The)	44,570	15,359,713
McKesson Corp.	26,746	15,234,254

		30,593,967
Hotels, restaurants, and leisure (2.4%)
Hilton Worldwide Holdings, Inc.	71,320	14,306,792

		14,306,792
Household durables (2.3%)
PulteGroup, Inc.	115,888	13,595,980

		13,595,980
Household products (2.5%)
Procter & Gamble Co. (The)	89,194	14,675,981

		14,675,981
Insurance (2.3%)
American International Group, Inc.	178,290	14,052,818

		14,052,818
Life sciences tools and services (2.5%)
Thermo Fisher Scientific, Inc.	26,746	15,191,193

		15,191,193
Machinery (2.1%)
Ingersoll Rand, Inc.	133,721	12,442,739

		12,442,739
Media (0.9%)
Charter Communications, Inc. Class A(NON)	17,834	5,120,498

		5,120,498
Metals and mining (2.6%)
Freeport-McMoRan, Inc.	294,181	15,512,164

		15,512,164
Oil, gas, and consumable fuels (8.3%)
ConocoPhillips	133,721	15,575,822
Exxon Mobil Corp.	205,032	24,042,052
Valero Energy Corp.	62,400	9,805,536

		49,423,410
Passenger airlines (1.2%)
Southwest Airlines Co.	276,352	7,417,288

		7,417,288
Pharmaceuticals (2.3%)
Sanofi ADR (France)	276,352	13,549,539

		13,549,539
Semiconductors and semiconductor equipment (4.6%)
NXP Semiconductors NV	53,488	14,554,085
Qualcomm, Inc.	62,400	12,732,720

		27,286,805
Software (5.4%)
Microsoft Corp.	35,612	14,783,610
Oracle Corp.	151,711	17,779,012

		32,562,622
Specialized REITs (2.1%)
Gaming and Leisure Properties, Inc.(R)	276,352	12,408,205

		12,408,205
Specialty retail (1.4%)
O'Reilly Automotive, Inc.(NON)	8,911	8,583,610

		8,583,610
Trading companies and distributors (1.0%)
United Rentals, Inc.	8,948	5,989,881

		5,989,881
Wireless telecommunication services (1.3%)
T-Mobile US, Inc.	44,569	7,797,792

		7,797,792

Total common stocks (cost $515,561,407)		$574,288,251

SHORT-TERM INVESTMENTS (4.0%)(a)
	Shares	Value
Putnam Government Money Market Fund Class P 5.07%(AFF)	23,969,979	$23,969,979

Total short-term investments (cost $23,969,979)		$23,969,979
TOTAL INVESTMENTS

Total investments (cost $539,531,386)		$598,258,230

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2023 through May 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $599,016,671.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 8/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 5/31/24
Short-term investments
	Putnam Government Money Market Fund Class P*	$8,435,273	$42,563,711	$27,029,005	$381,359	$23,969,979

	Total Short-term investments	$8,435,273	$42,563,711	$27,029,005	$381,359	$23,969,979
* Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$12,918,290	$—	$—
Consumer discretionary	47,315,205	—	—
Consumer staples	62,474,398	—	—
Energy	49,423,410	—	—
Financials	113,886,644	—	—
Health care	83,996,018	—	—
Industrials	59,310,998	—	—
Information technology	59,849,427	—	—
Materials	40,285,997	—	—
Real Estate	12,408,205	—	—
Utilities	32,419,659	—	—

Total common stocks	574,288,251	—	—
Short-term investments	23,969,979	—	—

Totals by level	$598,258,230	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com